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                                  FIRST AMENDMENT

                                         TO
                              ACTIVE VOICE CORPORATION
                          1997 DIRECTOR STOCK OPTION PLAN

     THIS FIRST AMENDMENT is adopted effective as of May 6, 1999 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").

                                      RECITALS

     A. The Company has adopted the Active Voice Corporation 1997 Director Stock Option Plan, which was amended and restated as of June 22, 1998 (the "Plan").

     B.   The Company desires to amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 4 of the Plan is amended by replacing "sixty thousand (60,000)" with "eighty-four thousand (84,000)."

     2. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment has been executed as of the Amendment Date.


                                   ACTIVE VOICE CORPORATION


                                   By  /s/ Robert L. Richmond
                                       -------------------------------------
                                       Robert L. Richmond
                                       President and Chief Executive Officer